CASH COLLATERAL ACCOUNT
            SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT


          CASH COLLATERAL ACCOUNT SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (this "Agreement"), dated as of June 18, 1996, among KRT PROPERTY HOLDINGS, INC., HILLCREST PLAZA LIMITED PARTNERSHIP, KR SUBURBAN, L.P., FOX RUN, LIMITED PARTNERSHIP, KR MACARTHUR ASSOCIATES, L.P., KR BEST ASSOCIATES, L.P., KR 69TH STREET, L.P., KR TRUST ONE, INC., KR MANCHESTER, INC., KR STREET ASSOCIATES, L.P., KR ORANGE, INC., KR COLLEGETOWN, INC., KR HILLCREST MALL, INC. and KR PILGRIM, L.P., as borrowers (collectively, "Borrower"), KRT ORIGINATION CORP., a Delaware corporation, as lender (together with its successors and assigns "Lender") and STATE STREET BANK AND TRUST COMPANY, a banking corporation organized under the laws of the Commonwealth of Massachusetts, as agent for Lender ("Agent").


                      W I T N E S S E T H:

          WHEREAS, Borrower is the owner of certain real property more particularly described in Exhibit A attached hereto and made a part hereof (the "Properties");

          WHEREAS, Lender has agreed to lend Borrower the sum of One Hundred Eighty One Million Seven Hundred Thousand Dollars ($181,700,000) (the "Loan"), which Loan is evidenced by four Mortgage Notes, each dated as of the date hereof (individually, a "Note" and collectively, the "Notes"), made by Borrower, as maker, in favor of Lender, as payee, and secured by (i) an Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated as of the date hereof, among Borrower, as grantor, Ronald P. Fish, Esq. and Thomas A. Hauser, Esq., together as mortgage trustee, and Lender, as beneficiary (the "Mortgage"), (ii) an Assignment of Leases, Rents and Security Deposits (the "Assignment") and (iii) the other Loan Documents;

          WHEREAS, pursuant to the Mortgage and the Assignment, Borrower has granted to Lender a first perfected security interest in the Rents, Proceeds and other revenues derived from or otherwise attributable or allocable to the Properties, and has absolutely assigned and conveyed to Lender all of the rents, income, revenue, issues and profits due and to become due or to which Borrower is now or may hereafter become entitled, arising out of the Leases or the Trust Estate or any part or parts thereof; and

          WHEREAS, pursuant to the Mortgage and the Assignment, in order to further effectuate the assignment of rents and profits by the Borrower to the Lender set forth therein, Borrower has agreed to establish the Receipts Account, the Collection Account, the Default Interest Account, the Capital and TI Reserve Account and the Sinking Fund Account (as such terms are hereinafter defined) (the foregoing accounts being hereinafter collectively referred to as the "Accounts") and to grant to Agent, as agent for Lender, first perfected security interests therein upon the terms and subject to the conditions hereof.

          NOW, THEREFORE, in consideration of the agreements and covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Mortgage unless otherwise expressly provided herein. For purposes hereof, an "Event of Default" shall mean an "Event of Default" under the Mortgage. Agent shall not be deemed to have any knowledge hereunder of an Event of Default unless notified thereof in writing by Borrower or Lender hereunder or the Servicer or Depositor (each capitalized term as defined in the Trust and Servicing Agreement referred to in Paragraph 15(j) hereof).

          2. Security for Obligations. To secure the full and punctual payment and performance of all obligations of Borrower now or hereafter existing with respect to the Loan, whether for principal, interest, fees, expenses or otherwise, and all obligations of Borrower now or hereafter existing under the Notes, the Mortgage, this Agreement and all other Loan Documents (all such obligations, collectively, the "Obligations"), Borrower hereby assigns, conveys, pledges and transfers to Lender, a first continuing security interest in and to the following property of Borrower, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "Collateral"):

               (a)  the Accounts and all cash, checks,
     drafts, certificates and instruments, if any, from time to time deposited or held in the Accounts from time to time including, without limitation, all deposits or wire transfers made to the Accounts pursuant to Paragraph 3(a) hereof;

               (b) any and all amounts invested by Agent in Eligible Investments (as hereinafter defined);

               (c)  all interest, dividends, cash (other
     than amounts disbursed to Borrower in accordance with
     Section 3(f) hereof), instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

               (d)  to the extent not covered by clauses
     (a), (b) and (c) above, all proceeds (as defined under the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts (the "UCC")) of any or all of the foregoing.

Lender shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

          3.  Accounts.  (a)  Establishment of Accounts.
Borrower hereby agrees that all Rents from each Tenant of the Properties received by Borrower or any of its Affiliates shall be deposited by Borrower within one Business Day of receipt by Borrower or such Affiliate into an account or accounts in the name of Agent, as agent for Lender, as secured party (the "Receipts Account"). Borrower shall enter into an agreement (which agreement may not be amended without the consent of Lender) with each bank where a Receipt Account is established, which agreement shall provide that prior to the payment in full of the Notes, all cleared funds in the Receipts Account shall be transferred each Business Day into an interest-bearing trust account established by Borrower in the name of Agent, as agent for Lender, as secured party (the "Collection Account"). Until so deposited into the Collection Account, any such amounts held by Borrower shall be deemed to be Collateral and shall be held in trust by it for the benefit of Agent, as agent for Lender, and shall not be commingled with any other funds or property of Borrower or any Affiliate of Borrower. Borrower represents, warrants and covenants that (i) all Operating Income from the Properties will be deposited into the Receipts Account, (ii) there are no other accounts maintained by Borrower with respect to the receipt of funds from the ownership and operation of the Properties, and (iii) so long as the Notes shall be outstanding, it shall not open any other property accounts except as contemplated by the Loan Documents (any account designated by Borrower for the receipt of funds from the Accounts pursuant to this Agreement or for the receipt of Proceeds permitted to be held by Borrower not being property accounts within this context). Borrower has established in the name of Agent, as agent for Lender, as secured party, the following trust accounts with Agent, as more particularly described in the Cash Collateral Agreement (as hereinafter defined): the "Capital and TI Reserve Account," the "Sinking Fund Account" and the "Default Interest Account." The Accounts may be maintained on a sub-ledger basis only rather than in individual segregated accounts. The Collateral shall be held in the Accounts in accordance with the terms of the cash collateral agreement, dated the date hereof (the "Cash Collateral Agreement"), between Borrower and Agent, a copy of which is attached hereto as Exhibit B. Borrower agrees that prior to the payment in full of the Notes, the Cash Collateral Agreement shall be irrevocable by Borrower without the prior written consent of Lender. The Accounts shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other banking or governmental authority, as may now or hereafter be in effect. Interest accruing on the Accounts shall be periodically added to the principal amount of the Accounts and shall be held, disbursed and applied in accordance with the provisions of this Agreement. All statements relating to the Accounts shall be issued by Agent to Lender (or at the written direction of Lender, to Lender's representative) and Borrower and Lender shall be notified in writing or by electronic media of account activity on a monthly basis. Agent shall provide Lender and Borrower with such other information as Lender or Borrower may reasonably request. Borrower shall be the beneficial owner of the Accounts for federal income tax purposes and shall report all income on the Accounts but Borrower shall have no right of withdrawal therefrom except as specifically provided herein.

               (b) Default Interest Deposit. While an Event of Default is continuing, Borrower shall deposit in the Default Interest Account any interest at the Default Rate with respect to the debt service payments due on the Notes ("Default Interest") (amounts required to be deposited in such Account from time to time pursuant hereto being hereinafter referred to as the "Default Interest Amounts"). Lender shall notify Agent of any amounts required to be deposited into the Default Interest Account pursuant to Section 3(k) hereof.

               (c) Annual Statement of Monthly Deposit. On or before the first day of each calendar year during the term of the Notes, and from time to time as any amount to be withdrawn by Agent from the Collection Account ("Withdrawal Amounts") shall change due to prepayment (whether voluntary or mandatory) of the principal amount of the Indebtedness (as defined in the Mortgage), substitution of Properties or otherwise, Borrower shall deliver to Agent and Lender a statement, together with an Officer's Certificate, setting forth any necessary revisions to any Withdrawal Amounts for the balance of the applicable calendar year. Any such statement shall be subject to reasonable verification by Lender.

               (d)  Monthly Funding of Accounts; Funding of
Accounts Subsequent to Acceleration. (A) Borrower and Lender each hereby instructs Agent to withdraw from the Collection Account for each month on or before each Due Date (as defined in the Notes) (i.e., the fourth Business Day prior to each Distribution Date (as defined in the Trust and Servicing Agreement) each month) as soon as there shall be sufficient collected funds on deposit in the Collection Account, funds in an amount equal to, and in the following order of priority:

                 (i)     first, to the Servicer as reimbursement
     for any Mortgage Recording Tax Advance (as defined in the Trust and Servicing Agreement), or any portion thereof, made by the Servicer;

                (ii) second, to the Distribution Account (the "Distribution Account") established pursuant to the Trust and Servicing Agreement, an amount equal to the Interest Installment (as defined in the Notes) in the next succeeding month (other than Default Interest), which, until further notice from Lender, shall be $1,205,566.67;

               (iii)     third, to the Distribution Account to
     pay fees and expenses incurred by the Lender pursuant to
     Section 18 of the Mortgage;

                (iv)     fourth, upon written notice from Lender
     or the Servicer to Agent, to reimburse Lender or Servicer in connection with the enforcement of Borrower's obligations under the Loan;

                 (v)     fifth, to the Capital and TI Reserve
     Account an amount equal to the amount required to be deposited in such Account from time to time pursuant to
     Section 48(a) of the Mortgage (the "Capital and TI Reserve Amount"), i.e., (1) 1/12th of $0.25 per square foot of the gross leasable area of the Properties, determined pursuant to Section 48(a) and (b) of the Mortgage, minus (2) funds expended by Borrower for capital expenditures and tenant improvements from sources other than the Capital and TI Reserve Account, as determined in accordance with Section 48(a) of the Mortgage;

                (vi) sixth, to the Sinking Fund Account an amount equal to the amount required to be deposited in such Account each month pursuant to Section 48(c) of the Mortgage (the "Sinking Fund Amount"), i.e., $11,000, until such time as the aggregate amount in the Sinking Fund Account, together with all investment income earned thereon, equals or exceeds $786,000; provided that amounts on deposit in the Sinking Fund Account shall be released pursuant to the terms of Section 48(c) of the Mortgage (i.e., on the earlier of (1) repayment in full of the Mortgage Loan and (2) the date of release or substitution of the Property located in Orange, Connecticut in accordance with the provisions of the Mortgage);

               (vii)     seventh, upon written notice from
     Trustee to Agent, to pay any other amounts owing under the Notes or the Mortgage, including Default Interest to the Default Interest Account; and

              (viii)     eighth, the remaining balance, if any
     (including, without limitation, interest and other earnings on the Eligible Investments), to such account or accounts as Borrower may direct.

          (B) In the event that two Business Days prior to any Due Date, the aggregate balances in the Accounts are not adequate to make the required monthly fundings as described in this
Section 3(d), Lender shall so notify Borrower (with a copy to Agent) no later than the following Business Day of such deficiency and Borrower, subject to the provisions of Section 33 of the Mortgage, shall deposit such deficiency in the Collection Account no later than such Due Date.

          (C) Borrower and Lender each hereby instructs Agent that upon the occurrence of an Event of Default and the acceleration of the Notes, to withdraw from the Collection Account as soon as there shall be sufficient collected funds on deposit in the Collection Account, funds in an amount equal to, and in the following order of priority:

                 (i)     first, upon written notice from Lender
     to Agent, to reimburse Lender in connection with the enforcement of Borrower's obligations under the Mortgage
     (other than reimbursement of any Advances);

                (ii)     second, to the Distribution Account an
     amount equal to any Interest Installments then due and payable;

               (iii)     third, to the Distribution Account an
     amount equal to any Principal Amount then outstanding on the Notes;

                (iv) fourth, upon written notice from Trustee to Agent, to pay any other amounts owing under the Notes or the Mortgage, including Default Interest to the Default
     Interest Account; and

                 (v)     fifth, the remaining balance, if any
     (including, without limitation, interest and other earnings on the Eligible Investments), to such account or accounts as Borrower may direct.

               (e) Payments from Certain Accounts Prior to and After an Event of Default. Prior to Agent's receipt of written notice from Lender of the occurrence of an Event of Default, Borrower may request Lender to instruct Agent to transfer from the Capital and TI Reserve Account to an account designated by Borrower such amounts as are in accordance with Section 48(a) of the Mortgage and subject to the conditions set forth therein, Lender shall so instruct Agent within five (5) Business Days of Borrower's request (provided the same is in compliance with such Section 48(a)), and Agent shall disburse such amounts. After Agent's receipt of any notice of an Event of Default, and during the continuance of such Event of Default, Borrower shall have no right to request Lender to so instruct Agent. Agent may rely exclusively upon such written instructions and directions from Lender and shall not incur any liability as a result of funding amounts to Borrower in accordance with the terms hereof prior to the occurrence of an Event of Default.

               (f) Disbursement of Excess Amounts prior to an Event of Default. Provided that (i) Agent has not received notice of an Event of Default hereunder or under any of the other Loan Documents and (ii) all required installments of the Capital and TI Reserve Amounts, the Sinking Fund Amounts and the Distribution Amounts have been deposited or retained in the applicable Accounts pursuant to clause 3(d), then, subject to the provisions of Section 3(d)(B), from time to time during the term of the Loan, Agent shall transfer amounts from the Collection Account (including, without limitation, interest and other earnings on the Eligible Investments) to such account or accounts of Borrower as Borrower may direct, to pay Operating Expenses of the Properties, to make distributions to the shareholders or partners of Borrower, or otherwise (pursuant to written instructions to Agent with a copy to Lender). Borrower's instructions delivered as aforesaid shall remain in effect until such time as Borrower delivers new instructions to Agent, with a copy to Lender.

               (g) Disbursements of Excess Amounts Subsequent to an Event of Default and Prior to Acceleration. If an Event of Default shall occur, Borrower shall have no further right to request withdrawals from the Collection Account while such Event of Default is continuing, except as provided below. Provided that (i) the Notes have not theretofore been accelerated and (ii) the balance in the Accounts is at all relevant times greater than the then sum of the required amounts to be deposited therein and
(iii) the amount of the debt service payments due under the Notes in the next succeeding month (or in the month of June 1996 as to the first debt service payment) shall have been deposited in the Distribution Account plus all other amounts then due under the Notes or the Mortgage, Borrower may request Lender to instruct Agent in writing to transfer amounts from the Collection Account solely for the purpose of curing such Event of Default to the payee thereof or to an account designated by Borrower; provided that such request to Lender is accompanied by (1) an Officer's Certificate from Borrower certifying that such funds will be used solely to cure such Event of Default (and that upon payment of such funds such Event of Default will be cured) and (2) reasonably detailed documentation as to the amount, necessity and purpose therefor. Lender agrees to promptly notify Agent of the existence of an Event of Default in writing; provided, however, Agent shall be permitted to rely conclusively on Lender's written instructions, and shall have no liability for transfers from the Collection Account based on any such written instructions. Notwithstanding anything contained herein to the contrary, Borrower hereby acknowledges that, from and during the continuance of any Event of Default hereunder or under any other Loan Document, Lender shall have the right to direct Agent and Agent shall comply with any such direction, to apply any amounts in any of the Accounts to the curing of such Event of Default or the payment of any Operating Expenses in accordance with the provisions of the Mortgage and the Assignment.

               (h) Disbursements of Excess Amounts Subsequent to Acceleration. Upon the occurrence of an Event of Default and the acceleration of the Notes, then, in addition to the provisions of clause (g) above, Lender shall promptly notify Agent in writing of such Event of Default and acceleration and, without notice from Agent or Lender, (i) Borrower shall have no further right in respect of (including, without limitation, the right to instruct Lender or Agent to transfer from) the Accounts and (ii) Lender may direct Agent to liquidate and transfer any amounts then invested in Eligible Investments to the Collection Account and withdraw funds from the Collection Account and pay the same in accordance with the provisions of Section 3(d)(B) hereof.

               (i) Investments. Any amounts held in any of the Accounts shall be invested, liquidated and reinvested at Borrower's written direction to Agent with a copy to Lender (provided Agent has not received notice that an Event of Default has occurred and is continuing), or if Agent has received notice that an Event of Default has occurred and is continuing, at Lender's written direction, in the name of Agent, as agent for Lender, as secured party under this Agreement, in either case, in permitted investments, as set forth on Exhibit C hereto (the "Eligible Investments") (or, if Borrower so directs and Agent has not received notice that an Event of Default has occurred and is continuing, shall be retained in the applicable Account) and disbursed in accordance with this Agreement. Agent shall not have any liability for any decline in value of any investment made by it at the direction of Borrower or Lender other than as a result of Agent's gross negligence or willful misconduct in maintaining custody of any such investment or determining whether any such investment is an Eligible Investment. Notwithstanding anything to the contrary contained herein, in no event shall Borrower instruct Agent to invest funds in the Accounts in (i) stock representing more than ten percent (10%) of the outstanding voting stock of the issuer thereof or (ii) interests in any partnership or trust owning stock where the portion of such stock attributable to such interests would represent more than ten percent (10%) of the outstanding voting stock of the issuer thereof.

               (j) Payments on the Notes. Borrower and Lender hereby irrevocably instruct Agent to withdraw from the Collection Account by 12:00 p.m. New York time on each Due Date and deposit in the Distribution Account amounts necessary to pay the interest installment due to the Lender on such Due Date as specified in
Section 3(d)(A)(i) hereof.

               (k) Disbursements of Default Interest Amounts. During any period in which the Borrower is required to pay Default Interest Amounts pursuant to any Loan Document, Agent, at the written direction of Lender, shall transfer to an account designated by Lender amounts necessary to pay the installments of the Default Interest Amounts due to the Lender on such Due Date.

          4. Financing Statement; Further Assurances. Simultaneously herewith, Borrower shall execute and deliver to Lender for filing a financing statement or statements in connection with the Collateral in the form reasonably required to properly perfect Lender's security interest therein. Borrower agrees that at any time and from time to time, at the reasonable expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Eligible Investments) or to enable Agent or Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Borrower authorizes Lender to file one or more financing or continuation statements under the UCC relating to the Collateral, naming Lender as "secured party."

          5. Transfers and Other Liens. Subject to the powers granted by Section 3(d), Borrower agrees that it will not (i) sell or otherwise dispose of any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to all or any of the Collateral, except for the Lien granted to Lender, under this Agreement.

          6. Lender's Right to Perform Borrower's Obligations; No Liability of Lender. If Borrower fails to perform any of the covenants or obligations contained herein, and such failure shall continue for a period of ten (10) days after Borrower's receipt of written notice thereof from the Lender, Lender may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Borrower to Lender in accordance with Section 10 hereof. Notwithstanding the Lender's right to perform certain obligations of Borrower, it is acknowledged and agreed that, prior to the consummation of any foreclosure or transfer in lieu of foreclosure with respect to any of the Properties, Borrower retains control of the Properties and operation thereof and notwithstanding anything contained herein or the Cash Collateral Agreement or Agent's or Lender's exercise of any of its rights or remedies hereunder, under the Loan Documents or otherwise at law or in equity (but only to the extent permitted by law), neither Agent nor Lender shall be deemed to be a mortgagee-in-possession nor shall Agent or Lender be subject to any liability with respect to the Properties other than any claims arising from the gross negligence or willful misconduct of Agent or Lender or their respective employees, officers, agents or representatives.

          7. Reasonable Care. Beyond the exercise of reasonable care in the custody thereof, neither Agent nor Lender shall have any duty as to any Collateral in its possession or in the possession or control of any agent therefor or bailees thereof or any income thereon or the preservation of rights against any person or otherwise with respect thereto. Agent and Lender each shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially in accordance with the customary standards of practice of reasonable commercial banks utilized with respect to Collateral comparable to the Collateral.

          8. Remedies. Upon the occurrence of an Event of Default, Lender may:

               (a) without further notice to Borrower,
     except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Indebtedness or any part thereof;

               (b) in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC; and

               (c) demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof) as Lender may determine in its sole discretion.

Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral. Borrower acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to Borrower within the meaning of the UCC.

          9. No Waiver. The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Lender in exercising any right or remedy hereunder or under the Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Lender under Section 8 or by law may be exercised by Lender, as the case may be, at any time and from time to time, and as often as Lender may deem it expedient. Any and all of Lender's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of Borrower under the Federal Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of Collateral at any time, or of any rights or interests therein or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Lender in the event of any default, with respect to the Collateral or otherwise hereunder. No delay or extension of time by Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Borrower by Lender, shall constitute a waiver thereof, or limit, impair or prejudice Lender's right, without notice or demand, to take any action against Borrower or to exercise any other power of sale, option or any other right or remedy.

          10. Expenses. The Collateral shall secure, and Borrower shall pay to Agent and Lender and/or Agent's and Lender's counsel (if so directed by Agent or Lender, respectively) on demand, from time to time, all costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, (a) the negotiation of this Agreement and the review of the other Loan Documents, (b) the creation or perfection of any lien or security interest granted or intended to be granted hereby, (c) the custody, care, sale, transfer, administration, collection of or realization on the Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Agent and/or Lender under this Agreement, the Notes, the Mortgage, the Assignment or the other Loan Documents after an Event of Default. Any such costs and expenses or portion thereof not paid promptly upon the demand thereof shall accrue interest thereon from and including the date of demand through but not including the date of payment thereof at a rate per annum equal to the Prime Rate (as most recently published in The Wall Street Journal) on the date of demand plus 100 basis points, compounded monthly. The provisions of this Section 10 shall survive the termination of this Agreement and the resignation or removal of Agent.

          11. Lender Appointed Attorney-In-Fact. Borrower hereby irrevocably constitutes and appoints Lender as Borrower's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower, which Borrower could or might do or which Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for herein and to accomplish the purposes of this Agreement in the event that Borrower shall fail to perform any of the foregoing agreements within ten (10) days after written request therefor by Lender. The foregoing powers of attorney are irrevocable and coupled with an interest. If Borrower fails to perform any agreement herein contained within ten (10) days after written request therefor by Lender, Lender may itself perform or cause performance of any such agreement, and any reasonable expenses of Agent and Lender incurred in connection therewith shall be paid by Borrower as provided in Section 10 hereof.

          12.  Liability and Indemnification of Lender and Agent.
               (a) Lender, in its capacity as secured party hereunder, and Agent each shall be responsible for the performance only of such duties as are specifically set forth herein and in the Cash Collateral Agreement, and no duty shall be implied from any provision hereof. Neither Lender nor Agent shall be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. Borrower shall indemnify and hold harmless Agent and Lender, their agents, employees, directors, and officers from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Agent or Lender in connection with the transactions contemplated hereby other than as a result of the negligence or willful misconduct of Agent or Lender or their respective agents, employees, directors or officers. The provisions of this Section 12 shall survive the termination of this Agreement and the resignation or removal of Agent.

               (b) Agent shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any person purporting to give any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Agent may consult with counsel of its selection, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Agent shall not be liable to Borrower for any act or omission done or omitted to be done by Agent in reliance upon any written instruction, direction or certification received by Agent and without gross negligence or bad faith.

               (c) Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

               (d) Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

               (e) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Agent hereunder, Agent may, in its sole discretion, refrain from taking any action other than retaining possession of the Collateral, unless Agent receives written instructions, signed by Lender, which eliminates such ambiguity or uncertainty.

               (f)  In the event of any dispute between or
conflicting claims by or among the Borrower and Lender and/or any other person or entity with respect to any Collateral, Agent shall be entitled to rely on instructions from Lender, and Agent shall not be or become liable in any way to the Borrower or Lender for failure or refusal to comply with such conflicting claims, demands or instructions of Borrower or such other person.


               (g) Agent shall have no duty to verify amounts required to be deposited or withdrawn from the Accounts if such amounts are in accordance with the terms hereof or written instructions of Lender. Nor shall Agent have any duty to file UCC financing statements or perfect or maintain perfected the first priority security interest in the Collateral. In the absence of actual notice from Lender, Agent shall have no duty to determine whether an Event of Default has occurred or is continuing.

          13. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Indebtedness. Upon payment in full of the Indebtedness, this Agreement shall terminate and Borrower shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and Agent and/or Lender shall execute such instruments and documents as may be reasonably requested by Borrower to evidence such termination and the release of the lien hereof.

          14. Replacement and Resignation of Agent. (a) Borrower shall have the right at any time, so long as no Event of Default shall have occurred and be continuing, with or without cause, to remove Agent as agent hereunder upon 30 days' written notice to Agent and Lender and to appoint any banking institution which has a rating of "AA" or better for its senior unsecured debt obligations, as successor Agent, provided that no removal of Agent shall be effective until the successor Agent shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Agent hereunder.

               (b) Agent shall have the right to resign as agent hereunder upon 30 days' written notice to Borrower and Lender, and in the event of such resignation, Borrower shall appoint a successor Agent meeting the qualifications set forth in clause
(a) above. No such resignation by Agent shall become effective until a successor Agent shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Agent hereunder. If no such successor Agent is appointed within 60 days after receipt of the resigning Agent's notice of resignation, the resigning Agent may petition a court for the appointment of a successor Agent.

               (c)  In connection with any removal of or
resignation by the Agent, (i) the removed or resigning Agent shall, at Borrower's sole cost, (A) duly assign, transfer and deliver to the successor Agent this Agreement and the Cash Collateral Agreement and all cash and Eligible Investments held by it hereunder, (B) execute such financing statements and other instruments as may be necessary to assign to the successor Agent the security interest in the Collateral existing in favor of the retiring Agent hereunder and to otherwise give effect to such succession and (C) take such other actions as may be reasonably required by Borrower, Lender or the successor Agent in connection with the foregoing and (ii) the successor Agent shall establish in its name, as agent for Lender, as secured party, cash collateral trust accounts satisfying all requirements of this Agreement, which shall become the Accounts for purposes of this Agreement upon the succession of such Agent.

               (d) Agent may enter into a Sub-Agency Agreement with GE Capital Asset Management Corporation ("Sub-Agent") (provided such agreement would not result in the withdrawal, qualification or downgrade of the then current ratings on the Class A, Class B, Class C or Class D Certificates, as evidenced by a letter to such effect from the Rating Agency delivered to the Lender prior to entering into any sub-agency Agreement with Sub-Agent ("Sub-Agency Agreement") and provided such Sub-Agency Agreement requires the Sub-Agent to comply with all of the conditions of this Agreement applicable to Agent in respect of the duties delegated) for the performance of the duties of Agent hereunder. References in this Agreement to actions taken or to be taken by Agent in performing its duties hereunder include actions taken or to be taken by Sub-Agent on behalf of Agent.
For purposes of this Agreement, Agent shall be deemed to have received any payment when Sub-Agent receives such payment. Agent shall notify Lender in writing promptly upon the appointment of Sub-Agent and promptly furnish Lender with a copy of the Sub-Agency Agreement. Any and all fees and expenses payable to Sub-Agent, in its capacity as such, pursuant to the terms of the Sub-Agency Agreement or otherwise shall be due and payable from Agent and Agent shall not be entitled to any reimbursement with respect thereof, and neither Lender nor any other Person shall have any obligation or liability with respect thereto. Notwithstanding any Sub-Agency Agreement, Agent shall remain obligated and liable to Borrower and Lender for the performance of the duties of Agent hereunder without diminution of such obligation or liability by virtue of the Sub-Agency Agreement or arrangements or by virtue of indemnification from Sub-Agent and to the same extent and under the same terms and conditions as if the Agent alone were performing the obligations of Agent hereunder.

          15. Miscellaneous. (a) This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

               (b) No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

               (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

               (d) All notices, demands, requests, consents, approvals and other communications (any of the foregoing, a "Notice") required, permitted, or desired, to be given hereunder shall be in writing (i) sent by telecopy or by registered or certified mail, postage prepaid, return receipt requested or (ii) delivered by hand or reputable overnight courier, addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 15(d). Any such Notice shall be deemed to have been received three (3) days after the date such Notice is mailed or on the date of sending by telecopy or delivery by hand or courier addressed to the parties as follows:

If to Lender:       KRT Origination Corp.
c/o Kranzco Realty Trust
128 Fayette Street
Conshohocken, Pennsylvania 19428
Attn: Norman M. Kranzdorf
Facsimile: (610) 941-9193
If to Borrower:
KRT Property Holdings, Inc.,
Hillcrest Plaza Limited
Partnership, KR Suburban, L.P.,
Fox Run, Limited Partnership, KR
MacArthur Associates, L.P., KR
Best Associates, L.P., KR 69th
Street, L.P., KR Trust One, Inc.,
KR Manchester, Inc., KR Street
Associates, L.P., KR Orange,
Inc., KR Collegetown, Inc., KR
Hillcrest Mall, Inc. and KR
Pilgrim, L.P.
c/o Kranzco Realty Trust
128 Fayette Street
Conshohocken, Pennsylvania 19428
Attn: Robert Dennis
Facsimile: (610) 941-9193

With a Copy to:Robinson Silverman Pearce
   Aronsohn & Berman LLP
1290 Avenue of the Americas
New York, New York 10104
Attn: Alan S. Pearce, Esq.
Facsimile: (212) 541-4630

If to Agent:
State Street Bank and Trust
Company
Two International Place
5th Floor
Boston, Massachusetts 02110
Attn: Corporate Trust
Facsimile: (617) 664-5367

If to the Rating
Agency:Fitch Investors Service, L.P.
One State Street Plaza
New York, New York 10004
Attn: Commercial Mortgage
      Surveillance
Facsimile: (212) 635-0295

               (e) All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

               (f)  This Agreement shall be governed by and
construed and enforced in all respects in accordance with the laws of the State of New York.

               (g)  As between Borrower and Lender, but not
Agent, this Agreement and Borrower's obligations hereunder shall be subject to the provisions and limitations set forth in Section 33 of the Mortgage except that Borrower shall be liable to Lender for any sums received by Borrower which are not deposited in the Collection Account in accordance with this Agreement, and the non-recourse provisions of Section 33 of the Mortgage and any other non-recourse provisions contained in the Loan Documents shall be inapplicable to any claims with respect thereto.

               (h) Notwithstanding anything contained herein to the contrary, at such time as Borrower shall withdraw any amounts from any Accounts in accordance with the provisions hereof, the same shall cease to constitute Collateral.

               (i) Notwithstanding anything contained herein to the contrary, if at any time the credit rating of the long term debt obligations of Agent by the Rating Agency shall be less than "AA-," Borrower shall cause Agent to be replaced with another commercial bank with a credit rating by the Rating Agency of its long term debt obligations of "AA" or better in accordance with and subject to Section 14 hereof within thirty (30) days after Borrower receives notice of such downgrading.

               (j) The parties hereto hereby acknowledge that the rights of the Lender are simultaneously herewith being assigned to KRT Origination Corp., which is assigning the same to State Street Bank and Trust Company, as trustee under the Trust and Servicing Agreement (the "Trust and Servicing Agreement") and who shall thereafter be deemed to be "Lender" for the purposes of this Agreement. In addition, the parties hereby acknowledge that Agent shall be entitled to rely on, and shall follow, any instructions from GE Capital Asset Management Corporation, as Servicer on behalf of Lender unless Agent has received instructions to the contrary from Lender.

               (k) Upon repayment in full of the Obligations, Lender shall take such actions and execute and deliver such documents and instruments including, without limitation, UCC-3 termination statements as are reasonably necessary to terminate this Agreement and the security interests created hereby.

          16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                               BORROWER:

                               KRT PROPERTY HOLDINGS, INC.


                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               HILLCREST PLAZA LIMITED
                                   PARTNERSHIP

                               By KR Hillcrest, Inc.

                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               KR SUBURBAN, L.P.

                               By KR Suburban, Inc.

                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               FOX RUN, LIMITED PARTNERSHIP

                               By Fox Run, Inc.

                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President

    [Signatures to Cash Collateral Account, Security, Pledge
       and Assignment Agreement continue on following page]
                               KR MACARTHUR ASSOCIATES, L.P.

                               By KR MacArthur, Inc.


                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               KR BEST ASSOCIATES, L.P.

                               By KR Best Associates, Inc.


                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               KR 69TH STREET, L.P.

                               By KR 69th Street, Inc.


                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               KR TRUST ONE, INC.


                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               KR MANCHESTER, INC.

                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President

    [Signatures to Cash Collateral Account, Security, Pledge
       and Assignment Agreement continue on following page]
                               KR STREET ASSOCIATES, L.P.

                               By KR Street, Inc.


                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               KR ORANGE, INC.

                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               KR COLLEGETOWN, INC.

                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               KR HILLCREST MALL, INC.

                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President

                               KR PILGRIM, L.P.

                               By KR Pilgrim, Inc.


                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President

    [Signatures to Cash Collateral Account, Security, Pledge
       and Assignment Agreement continue on following page]
                               LENDER:

                               KRT ORIGINATION CORP.


                               By: /s/ Norman Kranzdorf
                                      ------------------------

                                    Name:  Norman Kranzdorf
                                    Title:    President


                               AGENT:

                               STATE STREET BANK AND TRUST
COMPANY


                               By: /s/ James Byrnes
                                   ----------------------------
                                    Name:  James Byrnes
                                    Title:    Assistant Vice
President
                            EXHIBIT A

                           PROPERTIES

                                            Location of
                Property                     Property
                --------                    ----------

              CONNECTICUT
                Groton Square. . . . . .     Groton
                Manchester Kmart . . . .     Manchester
                Milford. . . . . . . . .     Milford
                Orange . . . . . . . . .     Orange

              MARYLAND
                Anneslie . . . . . . . .     Baltimore
                Fox Run. . . . . . . . .     Prince Frederick
                Hillcrest Plaza. . . . .     Frederick

              NEW JERSEY
                Collegetown. . . . . . .     Glassboro
                Hillcrest Mall . . . . .     Phillipsburg
                Suburban Plaza . . . . .     Hamilton Township

              NEW YORK
                A&P Mamaroneck . . . . .     Mamaroneck
                The Mall at Cross County     Yonkers
                Highridge Plaza. . . . .     Yonkers
                North Ridge. . . . . . .     New Rochelle
                Port Washington. . . . .     Port Washington
                Village Square . . . . .     Larchmont

              PENNSYLVANIA
                69th Street Plaza. . . .     Upper Darby
                Barn Plaza . . . . . . .     Doylestown
                Bensalem Square. . . . .     Bensalem
                Best Plaza . . . . . . .     Tredyffrin
                Bethlehem Square . . . .     Bethlehem
                Bristol Commerce Park. .     Bristol
                MacArthur Road . . . . .     Whitehall
                Park Hills Plaza . . . .     Altoona
                Pilgrim Gardens. . . . .     Drexel Hill
                Street Road. . . . . . .     Bensalem
                Whitehall Square . . . .     Whitehall

                            EXHIBIT B

                    CASH COLLATERAL AGREEMENT


                                                    June 18, 1996



State Street Bank and Trust Company
Two International Place
5th Floor
Boston, Massachusetts 02110
Attn: Corporate Trust

          Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., KR Manchester, Inc. and KR Street Associates, L.P.


Ladies and Gentlemen:

          Reference is made to trust account no. 990-01265 (such account, together with all subaccounts thereunder, the "Accounts") maintained with you (the "Bank") at your corporate trust offices located at Two International Place, Boston, Massachusetts, by KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P. (collectively, "Borrower"). The Accounts are further described as set forth on Schedule I attached hereto. Pursuant to a Collection Account Security, Pledge and Assignment Agreement, dated as of the date hereof (the "Security Agreement"), Borrower has agreed with the Bank and KRT Origination Corp., as lender ("Lender") to establish and maintain the Accounts and to confirm and/or create a security interest in favor of the Bank as agent for Lender in the following (the "Account Collateral"): the Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Accounts, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing and all proceeds of any and all of the foregoing other than Account Collateral distributed to the Borrower under the Security Agreement. It is a condition to the continued maintenance of the Accounts with the Bank that the Bank agrees to this letter agreement.

          By signing this letter agreement, the parties agree with each other as follows:

          1. Notwithstanding anything to the contrary in any other agreement relating to the Accounts, (a) the Accounts will be entitled: (i) "State Street Bank and Trust Company, as agent,
Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Receipts Account," and
(ii) "State Street Bank and Trust Company, as agent, Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Collection Account"; and (b) the subaccounts thereunder: (i) "State Street Bank and Trust Company, as agent, Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Capital and TI Reserve Account," (ii) "State Street Bank and Trust Company, as agent, Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Sinking Fund Account," and (iii) "State Street Bank and Trust Company, as agent, Re: KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnership, KR Suburban, L.P., Fox Run, Limited Partnership, KR MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street Associates, L.P., KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P., Default Interest Account," and withdrawals therefrom will be permitted only in accordance with the Security Agreement.

          2. The Bank shall be entitled to exercise any and all rights of Borrower in respect of the Accounts and Borrower authorizes the Bank to exercise any and all rights in respect of the Accounts (provided that such exercise is consistent with the Security Agreement) as the Bank shall deem reasonably necessary or desirable in order to effectuate the provisions of this letter agreement. The Bank shall, as soon as practicable after its exercise of such rights, notify Borrower and Lender in writing of such exercise, provided, however, that in no event shall any failure by the Bank to so notify Borrower affect in any way the Bank's rights under this Paragraph 2. The Bank hereby waives any and all rights it may have at law or otherwise to set off, or make any claim, against the Accounts, other than the right to receive compensation and indemnification under the Security Agreement.

          3. Notwithstanding any other provisions of this letter agreement, it is agreed that the Bank shall not be liable either directly or indirectly for any action taken by it or any of its directors, officers, agents or employees in accordance with this letter agreement except for its or their own gross negligence or bad faith. In no event shall the Bank be liable either directly or indirectly for losses or delays resulting from force majeure, computer malfunctions, interruption of communication facilities, labor difficulties or other causes beyond the Bank's reasonable control or for consequential damages.

          4. This letter agreement shall be effective as of the date above written. Neither this letter agreement nor any provisions hereof may be changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto and consented to by Lender. Any provisions of this letter agreement which may prove unenforceable under any law or regulation shall not affect the validity of any other provision hereof.

          5. All notices, demands, requests, consents, approvals and other communications (each herein a "Notice" or collectively "Notices") required, permitted, or desired, to be given hereunder shall be in writing and (i) sent by telecopy or by registered or certified mail, postage prepaid, return receipt requested or (ii) delivered by hand or reputable overnight courier service, addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party shall have specified most recently by like Notice.


If to the Bank:          State Street Bank and Trust
                         Company Two International
                         Place-5th Floor
                         Boston, Massachusetts 02110
                         Attn: Corporate Trust
                         Facsimile: (617) 664-5367

If to Borrower:          KRT Property Holdings, Inc.,
                         Hillcrest Plaza Limited
                         Partnership, KR Suburban,
                         L.P., Fox Run, Limited
                         Partnership, KR MacArthur
                         Associates, L.P., KR Best
                         Associates, L.P., KR 69th
                         Street, L.P., KR Trust One,
                         Inc., KR Manchester, Inc., KR
                         Street Associates, L.P., KR
                         Orange, Inc., KR Collegetown,
                         Inc., KR Hillcrest Mall, Inc.
                         and KR Pilgrim, L.P., c/o
                         Kranzco Realty Trust
                         128 Fayette Street
                         Conshohocken, Pennsylvania
                           19428
                         Attn: Robert Dennis
                         Facsimile: (610) 941-9193

With a Copy to:          Robinson Silverman Pearce
                           Aronsohn & Berman LLP
                         1290 Avenue of the Americas
                         New York, New York 10104
                         Attn: Alan S. Pearce, Esq.
                         Facsimile: (212) 541-4630

If to Lender:            KRT Origination Corp.
                         c/o Kranzco Realty Trust
                         128 Fayette Street
                         Conshohocken, Pennsylvania

                         19428
                         Attn: Norman M. Kranzdorf
                         Facsimile: (610) 941-9193

          6. This letter agreement shall not be assignable by the Bank without the consent of the undersigned (which shall not be unreasonably withheld) and Lender and shall not be assignable by the undersigned. This letter agreement shall be binding upon the parties and their respective successors and permitted assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns. The Bank may terminate this letter agreement only upon thirty (30) days' prior written notice to Borrower in accordance with Section 14 of the Security Agreement. Upon such termination the Bank shall hold all funds in the Accounts until it receives instructions from Lender or its successor instructing it how to dispose of such funds.

          7. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles of such State.

          8. The rights and remedies of the Bank as set forth in the Security Agreement are expressly incorporated in this letter agreement.

          9. This letter agreement shall be subject to all of the terms, covenants and conditions of the Security Agreement all of which are incorporated herein by reference as if fully set forth herein.

                                   Very truly yours,

                                   BORROWER:

                                   KRT PROPERTY HOLDINGS, INC.


                                   By:---------------------------
                                       Name: Norman Kranzdorf
                                       Title:    President


                                   HILLCREST PLAZA LIMITED
                                    PARTNERSHIP

                                   By KR Hillcrest, Inc.


                                      By:------------------------
                                          Name:  Norman Kranzdorf
                                          Title:    President


                                   KR SUBURBAN, L.P.

                                   By KR Suburban, Inc.


                                      By:------------------------

                                          Name:  Norman Kranzdorf
                                          Title:    President


 [Signatures to Cash Collateral Agreement continue on following page]

                                   FOX RUN, LIMITED PARTNERSHIP

                                   By Fox Run, Inc.


                                      By:------------------------
                                          Name:  Norman Kranzdorf
                                          Title:     President

                                   KR MACARTHUR ASSOCIATES, L.P.

                                   By KR MacArthur, Inc.


                                     By:-------------------------
                                        Name:  Norman Kranzdorf
                                         Title: President


                                   KR BEST ASSOCIATES, L.P.

                                   By KR Best Associates, Inc.


                                      By:--------------------
                                        Name:  Norman Kranzdorf
                                         Title:  President


                                   KR 69TH STREET, L.P.

                                   By KR 69th Street, Inc.

                                      By:------------------------
                                         Name:  Norman Kranzdorf
                                          Title:   President


                                   KR TRUST ONE, INC.


                                   By:-------------------------
                                       Name:   Norman Kranzdorf
                                       Title:     President

 [Signatures to Cash Collateral Agreement continue on following page]
                                   KR MANCHESTER, INC.


                                   By:--------------------------
                                       Name:   Norman Kranzdorf
                                       Title:     President


                                   KR STREET ASSOCIATES, L.P.

                                   By KR Street, Inc.


                                      By:------------------------
                                          Name: Norman Kranzdorf
                                          Title:   President


                                   KR ORANGE, INC.


                                   By:---------------------------
                                       Name:  Norman Kranzdorf
                                       Title:    President


                                   KR COLLEGETOWN, INC.


                                   By:---------------------------
                                       Name:  Norman Kranzdorf
                                       Title:    President


                                   KR HILLCREST MALL, INC.


                                   By:------------------------
                                       Name:  Norman Kranzdorf
                                       Title:    President


 [Signatures to Cash Collateral Agreement continue on following page]
                                   KR PILGRIM, L.P.

                                   By KR Pilgrim, Inc.


                                      By:------------------------
                                          Name:  Norman Kranzdorf
                                          Title:   President

ACKNOWLEDGED AND AGREED TO
AS OF THE DATE FIRST
ABOVE WRITTEN:

STATE STREET BANK AND
  TRUST COMPANY, as Agent

By:-----------------------------
   Name:  James Byrnes
   Title:                            SCHEDULE I

Account Number                          Account Name
--------------                          -------------
1412912975          State Street Bank and Trust Company, as
                    agent, Re:  KRT Property
(CoreStates Bank)   Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban, L.P., Fox Run,
                    Limited Partnership, KR MacArthur Associates,
                    L.P., KR Best Associates, L.P., KR 69th
                    Street, L.P., KR Trust One, Inc., KR
                    Manchester, Inc., KR Street Associates, L.P.,
                    KR Orange, Inc., KR Collegetown, Inc., KR
                    Hillcrest Mall, Inc. and KR Pilgrim, L.P.,
                    Receipts Account

990-01265           State Street Bank and Trust Company, as
                    agent, Re:  KRT Property
(State Street       Holdings, Inc., Hillcrest Plaza Limited
Partnership, KR     L.P., Fox Run, Limited Partnership, KR
Suburban, Bank      MacArthur Associates, L.P.,
and Trust           KR Best Associates, L.P., KR 69th Street,
Company)            L.P., KR Trust One, Inc., KR Manchester,
                    Inc., KR Street Associates, L.P., KR Orange,
                    Inc., KR Collegetown, Inc., KR Hillcrest
                    Mall, Inc. and KR Pilgrim, L.P., Collection
                    Account

990-01265           State Street Bank and Trust Company, as
                    agent, Re:  KRT Property
(State Street       Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban,
Bank and Trust      L.P., Fox Run, Limited Partnership, KR
                    MacArthur Associates, L.P.,
Company)            KR Best Associates, L.P., KR 69th Street,
                    L.P., KR Trust One, Inc., KR Manchester,
                    Inc., KR Street Associates, L.P., KR Orange,
                    Inc., KR Collegetown, Inc., KR Hillcrest
                    Mall, Inc. and KR Pilgrim, L.P., Capital and
                    TI Reserve Account

990-01265           State Street Bank and Trust Company, as
                    agent, Re:  KRT Property
(State Street       Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban,
Bank and Trust      L.P., Fox Run, Limited Partnership, KR
                    MacArthur Associates, L.P.,
Company)            KR Best Associates, L.P., KR 69th Street,
                    L.P., KR Trust One, Inc., KR Manchester,
                    Inc., KR Street Associates, L.P., KR Orange,
                    Inc., KR Collegetown, Inc., KR Hillcrest
                    Mall, Inc. and KR Pilgrim, L.P., Sinking Fund
                    Account

990-01265           State Street Bank and Trust Company, as
                    agent, Re: KRT Property
(State Street       Holdings, Inc., Hillcrest Plaza Limited
                    Partnership, KR Suburban,
Bank and Trust      L.P., Fox Run, Limited Partnership, KR
                    MacArthur Associates, L.P.,
Company)            KR Best Associates, L.P., KR 69th Street,
                    L.P., KR Trust One, Inc., KR Manchester,
                    Inc., KR Street Associates, L.P., KR Orange,
                    Inc., KR Collegetown, Inc., KR Hillcrest
                    Mall, Inc. and KR Pilgrim, L.P., Default
                    Interest Account
                                                Exhibit C
                            ----------

     "Eligible Investments" shall mean at any time, any one or more of the following obligations and securities (each capitalized term not otherwise defined herein shall have the respective meaning set forth in the Trust and Servicing
Agreement):

          (a) direct debt obligations of, and debt obligations fully guaranteed as to timely payment of principal and interest by, the United States, FNMA, FHLMC, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (b) general obligations of or debt obligations guaranteed by any state of the United States, or the District of Columbia, in each case receiving the highest long-term debt rating of the Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A, Class B, Class C or Class D Certificates by the Rating Agency as evidenced by a letter confirming such result by the Rating Agency;

          (c) commercial or finance company paper or demand notes that constitute vehicles for commercial paper which are then rated in the highest unsecured commercial or finance company paper rating category of the Rating Agency (whether or not published by the Rating Agency) or if such commercial or finance company paper is not then rated by the Rating Agency, which is then rated in the highest unsecured commercial or finance company paper rating category by at least two other nationally recognized rating agencies, or such lower category as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A, Class B, Class C or Class D Certificates by the Rating Agency as evidenced by a letter confirming such result by the Rating Agency;

          (d) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal or state banking authorities, provided that the short-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution or trust company in a holding company system, the short-term unsecured debt obligations of such holding company) are rated F-1+ by the Rating Agency (whether or not published by the Rating Agency) or, if not then rated by the Rating Agency, are rated in the highest short-term rating category by at least two other nationally recognized rating agencies, or such lower or other rating category as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A, Class B, Class C or Class D Certificates by the Rating Agency as evidenced by a letter confirming such result by the Rating Agency;

          (e) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation and providing for a return in the nature of interest; provided that the short-term unsecured debt obligations of such corporation (or in the case of the principal depository institution or trust company in a holding company system, the short-term unsecured debt obligations of such holding company) are rated F-1+ by the Rating Agency (whether or not published by the Rating Agency) or, if not then rated by the Rating Agency, are rated in the highest short-term rating category by at least two other nationally recognized rating agencies, or such lower or other rating category as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A, Class B, Class C or Class D Certificates by the Rating Agency as evidenced by a letter confirming such result by the Rating Agency;

          (f) repurchase obligations with respect to any security described in clauses (a) and (b) of this definition and providing for a return in the nature of interest, in each case entered into with a depository institution or trust company (acting as principal) described in clause (d) above or, on an overnight basis, with the Trustee;

          (g) securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof, which are rated AA by the Rating Agency (whether or not published by the Rating Agency) or, if not then rated by the Rating Agency, are rated in the highest long-term rating category by at least two other nationally recognized rating agencies, or in such lower rating category as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A, Class B, Class C or Class D Certificates by the Rating Agency as evidenced by a letter confirming such result by the Rating Agency;

          (h) such other investments bearing interest or sold at a discount, or earning a return "in the nature of interest" within the meaning of Treasury Regulations Section 1.860G-2(g) (1), (as evidenced by an Opinion of Counsel delivered to the Trustee by the Servicer at its own expense), as are acceptable to the Rating
Agency, and otherwise treated as a "permitted investment" under
Section 860(G)(a)(5) of the Code, as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A, Class B, Class C or Class D Certificates by the Rating
Agency as evidenced by a letter confirming such result by the Rating Agency; and

          (i) money market funds investing in such obligations and securities set forth in clause (a) above, which funds maintain a constant net asset value and which are rated AAA by the Rating Agency (whether or not published by the Rating Agency) or, if not then rated by the Rating Agency, are rated in the highest long-term rating category by at least two other nationally recognized rating agencies, or in such lower rating category as will not result in the downgrading or withdrawal of the ratings then assigned to the Class A, Class B, Class C or Class D Certificates by the Rating Agency as evidenced by a letter confirming such result by the Rating Agency.

          Unless otherwise specified herein, (i) any such Permitted Investment must be available for withdrawal without penalty and must mature no later than the Business Day immediately preceding the date of anticipated use, (ii) no such instrument set forth above shall constitute a Permitted Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide for a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; provided that if any such instrument or security is redeemable by the issuer thereof, it shall not be redeemable at less than par and if redeemable by any party, such redemption must be without penalty or discount; and (iii) no Permitted Investment shall be purchased at a price in excess of the face amount thereof.
                     CASH COLLATERAL ACCOUNT
            SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT


                              among


      KRT Property Holdings, Inc., Hillcrest Plaza Limited Partnerships, KR Suburban, L.P., Fox Run Limited Partnership, KR
  MacArthur Associates, L.P., KR Best Associates, L.P., KR 69th Street, L.P., KR Trust One, Inc., KR Manchester, Inc., KR Street
                        Associates, L.P.,
 KR Orange, Inc., KR Collegetown, Inc., KR Hillcrest Mall, Inc. and KR Pilgrim, L.P.,
                           as Borrower


                               and

          State Street Bank and Trust Company, as Agent

                               and

                KRT Origination Corp., as Lender


                    Dated as of June 18, 1996